SEGMENT INFORMATION
                                   TECHNE CORPORATION AND SUBISIDARIES
                               (in thousands of $'s, except per share data)

                                                                           Increase (Decrease)
                                      Fiscal 2008                           From Fiscal 2007
                 ------------------------------------------------ --------------------------------------
                  First  Second  Third   Fourth          Percent   First  Second  Third   Fourth
                 Quarter Quarter Quarter Quarter   YTD   of Sales Quarter Quarter Quarter Quarter   YTD
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Sales             57,987  62,142  69,522  67,769 257,420    100%    5,636   9,633   9,325   9,344 33,938
Cost of sales     12,104  12,751  14,146  13,888  52,889     21%      867   2,037   2,127   1,191  6,222
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Gross margin      45,883  49,391  55,376  53,881 204,531     79%    4,769   7,596   7,198   8,153 27,716

Gross margin
 percentage        79.1%   79.5%   79.7%   79.5%   79.5%

SG&A expense       8,090  10,645   8,994   8,986  36,715     14%    1,023   1,815   1,765   1,147  5,750
R&D expense        5,181   5,562   5,839   5,812  22,394      9%      326     518     670     798  2,312
Amortization
 expense             288     282     283     282   1,135      -      (115)   (122)   (120)   (122)  (479)
Interest expense       0       0       0       0       0      -      (268)   (815)      0       0 (1,083)
Interest income   (2,998) (3,252) (3,155) (2,783)(12,188)    (5%)  (1,322) (1,296)   (918)   (218)(3,754)
Other non-opera-
 ting ex., net       569     573     423   1,079   2,644      1%       84     145    (344)    185     70
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
                  11,130  13,810  12,384  13,376  50,700     19%     (272)    245   1,053   1,790  2,816
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Earnings before
 income taxes     34,753  35,581  42,992  40,505 153,831     60%    5,041   7,351   6,145   6,363 24,900
Income taxes      11,681  11,942  13,402  13,248  50,273     20%    1,600   2,375     448   2,030  6,453
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
                  23,072  23,639  29,590  27,257 103,558     40%    3,441   4,976   5,697   4,333 18,447
                 ======= ======= ======= ======= ======= ======== ======= ======= ======= ======= ======
Diluted earnings
per share            .58     .60     .76     .70    2.64
Weighted average
 diluted shares
 outstanding      39,587  39,497  39,108  38,788  39,247



                                        BIOTECHNOLOGY  (1)
                                       (in thousands of $'s)

                                                                           Increase (Decrease)
                                      Fiscal 2008                           From Fiscal 2007
                 ------------------------------------------------ --------------------------------------
                  First  Second  Third   Fourth          Percent   First  Second  Third   Fourth
                 Quarter Quarter Quarter Quarter   YTD   of Sales Quarter Quarter Quarter Quarter   YTD
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Sales             45,328  46,576  52,912  49,995 194,811    100%    3,707   6,503   6,710   5,207 22,127
Intersegment
 sales            (6,447) (7,433) (7,822) (7,446)(29,148)            (748)   (786)   (750)   (794)(3,078)
                 ------- ------- ------- ------- -------          ------- ------- ------- ------- ------
                  38,881  39,143  45,090  42,549 165,663            2,959   5,717   5,960   4,413 19,049

Cost of sales      8,997   9,612  10,709  10,247  39,565     20%      515   1,929   1,668     670  4,782
Intersegment
 sales            (6,174) (7,430) (7,755) (7,738)(29,097)            (650)   (995)   (608) (1,059)(3,312)
                 ------- ------- ------- ------- -------          ------- ------- ------- ------- ------
                   2,823   2,182   2,954   2,509  10,468             (135)    934   1,060    (389) 1,470

Gross margin      36,058  36,961  42,136  40,040 155,195     80%    3,094   4,783   4,900   4,802 17,579

Gross margin
 percentage        80.2%   79.4%   79.8%   79.5%   79.7%

SG&A expense       4,624   5,534   5,257   5,566  20,981     10%      611     870   1,091     949  3,521
R&D expense        5,002   5,368   5,640   5,622  21,632     11%      327     514     669     789  2,299
Amortization
 expense             288     282     283     282   1,135      1%     (115)   (122)   (120)   (122)  (479)
Interest, net     (1,257) (1,309) (1,285)   (988) (4,839)    (2%)    (662)   (587)   (444)     43 (1,650)
Exchange loss/
 (gain)               34      12      (5)    389     430      --       34      12      (5)    389    430
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
                   8,691   9,887   9,890  10,871  39,339     20%      195     687   1,191   2,048  4,121
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Pretax result     27,367  27,074  32,246  29,169 115,856     60%    2,899   4,096   3,709   2,754 13,458
                 ======= ======= ======= ======= ======= ======== ======= ======= ======= ======= ======

(1) Includes R&D Systems' Biotechnology Division,
BiosPacific, Inc. and R&D China


                                        R&D SYSTEMS EUROPE
                                  (in thousands of British pounds)

                                                                           Increase (Decrease)
                                      Fiscal 2008                           From Fiscal 2007
                 ------------------------------------------------ --------------------------------------
                  First  Second  Third   Fourth          Percent   First  Second  Third   Fourth
                 Quarter Quarter Quarter Quarter   YTD   of Sales Quarter Quarter Quarter Quarter   YTD
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Sales              7,605   9,301  10,180  10,565  37,651    100%      735   1,450   1,326   2,411  5,922
Cost of sales      3,455   4,053   4,392   4,486  16,386     44%      170     287     301     689  1,447
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Gross margin       4,150   5,248   5,788   6,079  21,265     56%      565   1,163   1,025   1,722  4,475

Gross margin
 percentage        54.6%   56.4%   56.9%   57.5%   56.5%

SG&A expense       1,114   1,276   1,163   1,253   4,806     13%       40      40      88     140    308
Interest income     (683)   (773)   (762)   (740) (2,958)    (8%)    (273)   (293)   (220)   (145)  (931)
Exchange gain        (96)    (81)   (230)     (9)   (416)    (2%)    (174)    (17)   (252)    (15)  (458)
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
                     335     422     171     504   1,432      3%     (407)   (270)   (384)    (20)(1,081)
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Pretax result      3,815   4,826   5,617   5,575  19,833     53%      972   1,433   1,409   1,742  5,556
                 ======= ======= ======= ======= ======= ======== ======= ======= ======= ======= ======



                                       R&D SYSTEMS EUROPE
                                      (in thousands of $'s)

                                                                           Increase (Decrease)
                                      Fiscal 2008                           From Fiscal 2007
                 ------------------------------------------------ --------------------------------------
                  First  Second  Third   Fourth          Percent   First  Second  Third   Fourth
                 Quarter Quarter Quarter Quarter   YTD   of Sales Quarter Quarter Quarter Quarter   YTD
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Sales             15,449  19,027  20,226  21,033  75,735    100%    2,522   3,770   2,823   4,854 13,969
Cost of sales      7,020   8,293   8,726   8,922  32,961     44%      839     974     686   1,381  3,880
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Gross margin       8,429  10,734  11,500  12,111  42,774     56%    1,683   2,796   2,137   3,473 10,089

Gross margin
 percentage        54.6%   56.4%   56.9%   57.6%   56.5%

SG&A expense       2,262   2,599   2,311   2,495   9,667     13%      242     194     199     276    911
Interest income   (1,387) (1,576) (1,514) (1,472) (5,949)    (8%)    (616)   (643)   (447)   (298)(2,004)
Exchange gain       (198)   (165)   (457)    (17)   (837)    (2%)    (345)    (39)   (499)    (36)  (919)
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
                     677     858     340   1,006   2,881      3%     (719)   (488)   (747)    (58)(2,012)
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Pretax result      7,752   9,876  11,160  11,105  39,893     53%    2,402   3,284   2,884   3,531 12,101
                 ======= ======= ======= ======= ======= ======== ======= ======= ======= ======= ======


                                        HEMATOLOGY
                                     (in thousands of $'s)

                                                                           Increase (Decrease)
                                      Fiscal 2008                           From Fiscal 2007
                 ------------------------------------------------ --------------------------------------
                  First  Second  Third   Fourth          Percent   First  Second  Third   Fourth
                 Quarter Quarter Quarter Quarter   YTD   of Sales Quarter Quarter Quarter Quarter   YTD
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Sales              3,657   3,972   4,206   4,187  16,022   100%       155     146     542      77    920
Cost of sales      2,261   2,276   2,466   2,457   9,460    59%       163     129     381     199    872
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Gross margin       1,396   1,696   1,740   1,730   6,562    41%        (8)     17     161    (122)    48

Gross margin
 percentage        38.2%   42.7%   41.4%   41.3%   41.0%

SG&A expense         467     487     489     560   2,003    12%        69      48      58     138    313
R&D expense          179     194     199     190     762     5%        (1)      4       1       9     13
Interest, net       (120)   (125)   (123)    (93)   (461)   (3%)      (39)    (30)    (12)     43    (38)
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
                     526     556     565     657   2,304    14%        29      22      47     190    288
                 ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Pretax result        870   1,140   1,175   1,073   4,258    27%       (37)     (5)    114    (312)  (240)
                 ======= ======= ======= ======= ======= ======== ======= ======= ======= ======= ======



                                     CORPORATE AND OTHER (2)
                                       (in thousands of $'s)

                                                                        Increase (Decrease)
                                            Fiscal 2008                  From Fiscal 2007
                       --------------------------------------- --------------------------------------
                       First  Second  Third   Fourth          First  Second  Third   Fourth
                       Quarter Quarter Quarter Quarter   YTD   Quarter Quarter Quarter Quarter   YTD
                       ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Interest income            234     242     233     230     939       5      36      15       6     62
Rental income               67     111      91     135     404    (232)   (130)     36      44   (282)
                       ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
                           301     353     324     365   1,343    (227)    (94)     51      50   (220)

SG&A expense               737   2,025     937     365   4,064     101     703     417    (216) 1,005
Interest expense            --      --      --      --      --    (268)   (815)     --      -- (1,083)
Other-Building
 expenses                  544     600     633     538   2,315      34      51     114     (96)   103
Other-Equity
 Investment losses         256     237     343     304   1,140     129      (9)     82     (28)   174
                       ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
                         1,537   2,862   1,913   1,207   7,519      (4)    (70)    613    (340)   199
                       ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Pretax result           (1,236) (2,509) (1,589)   (842) (6,176)   (223)    (24)   (562)    390   (419)
                       ======= ======= ======= ======= ======= ======= ======= ======= ======= ======


(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC and Nephromics, LLC.